Note 16 - Stockholders Equity	12 Months Ended
Sep. 30, 2011
Stockholders' equity
Stockholders Equity

(16)      STOCKHOLDER’S EQUITY

On January 12, 2010, the Company issued an aggregate 206,250 ordinary shares to Mr. Liu, for a purchase price of $4.80 per share, or $990,000 in aggregate.

On November 19, 2010, the Company issued 2,500,000 ordinary shares pursuant to the initial public offering at a price of $4.00 per share. The Company received proceeds of approximately $7.6 million from the offering after deducting underwriting discounts, expense of $2.5 million.